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[NEW YORK LIFE LOGO]    NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
       51 MADISON AVENUE, NEW YORK, NY 10010 (A DELAWARE CORPORATION)

     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

                          SUPPLEMENTAL DISCLOSURE PAGE

          SUPPLEMENT DATED MAY 1, 1999 TO PROSPECTUS DATED MAY 1, 1999

For Massachusetts residents, this disclosure page is delivered as a supplement to the prospectus for the NYLIAC Corporate Sponsored Variable Universal Life Insurance Policy. This page includes information required by Massachusetts law about the Separate Account for the Corporate Sponsored Variable Universal Life Policy. You should read it carefully. We will send you a report that will update the figures shown on this page at least once each year.

SEPARATE ACCOUNT NET INVESTMENT RETURN(a)

The net investment returns for this account at the end of each applicable year are set forth below:

INVESTMENT DIVISION                                                                       1998
-------------------                                                                       ----

MainStay VP Capital Appreciation                                                          19.58%

MainStay VP Cash Management                                                               3.37%

MainStay VP Convertible                                                                   N/A

MainStay VP Government                                                                    7.27%

MainStay VP High Yield Corporate Bond                                                     -2.93%

MainStay VP International Equity                                                          6.42%

MainStay VP Total Return                                                                  N/A

MainStay VP Value                                                                         -18.03%

MainStay VP Bond                                                                          6.80%

MainStay VP Growth Equity                                                                 9.67%

MainStay VP Indexed Equity                                                                12.38%

Alger American Small Capitalization                                                       7.01%

Calvert Social Balanced                                                                   7.53%

Fidelity VIP II: Contrafund                                                               17.56%

Fidelity VIP: Equity-Income                                                               -1.12%

Janus Aspen Series Balanced                                                               19.95%

Janus Aspen Series Worldwide Growth                                                       8.51%

Morgan Stanley Emerging Markets Equity                                                    N/A



21588 MASS. (4/99)            PLEASE RETAIN FOR FUTURE REFERENCE
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(a)   The NYLIAC Corporate Sponsored Variable Universal Life Separate Account -
      I commenced operations on October 1, 1997. However, no sales were made for the period from October 1, 1997 through December 31, 1997.

Past performance is no guarantee of future results. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested.

Performance reflects the deduction of the policy's current mortality and expense risk charge (.70%) and total portfolio operating expenses. However, it does not reflect the policy fees or charges. These include the cost of insurance, surrender charges, monthly contract charges, sales expense charges, and state and federal tax charges. Had these expenses been deducted, total returns would have been lower.

NYLIAC assumed a portion of the expenses of the Mainstay VP Convertible and the Mainstay VP International Equity Investment Divisions until December 31, 1998. This expense limitation was in effect until December 31, 19997 for the MainStay VP High Yield Corporate Bond and the MainStay VP Value Investment Divisions. Janus Capital Corporation has agreed to reduce the advisory fee for the Janus Aspen Series Balanced and the Janus Aspen Series Worldwide Growth Investment Divisions to the level of the corresponding Janus retail fund; and Morgan Stanley Dean Witter Investment Management Inc. has waived receipt of its advisory fee for the Morgan Stanley Dean Witter Emerging Markets Equity Investment Division. The total returns for these Investment Divisions would have been lower if these expenses had not been assumed or reduced.

For additional information, including illustrations which reflect guaranteed maximums cost of insurance rates, please consult the prospectus.

All other information required by law is included in the prospectus for the NYLIAC Corporate Sponsored Variable Universal Life Separate Account to which this disclosure page is attached.





21588 MASS. (4/99)